[TREE LEAVES GRAPHICS APPEARS HERE]



                                                                  CIGNA Variable
                                                             Products Investment
                                                                 Grade Bond Fund
________________________________________________________________________________

                                                               Semiannual Report
                                                                   June 30, 2000












                                          [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
                                                                           CIGNA

________________________________________________________________________________
                                                                               1


DEAR SHAREHOLDER:

We are pleased to provide this report for CIGNA Variable Products Investment Grade Bond Fund (the "Fund") covering the six months ended June 30, 2000.

THE MARKET ENVIRONMENT
The growth of the U.S. economy appeared to slow significantly during the second quarter, following six quarters of economic boom. Based on preliminary monthly indicators of retail sales, housing, and employment, the growth in real GDP (gross domestic product) seemed to slow to a rate of around 3%. This change was a sudden and sharp deceleration from the 6% rate for the prior three quarters and the 5% annualized rate of GDP over the prior six quarters.

It is safe to say that the rate of economic growth has slowed, but probably not to the extent suggested by the most recent monthly Government economic reports. The basic underlying fundamentals appear to support continued steady, albeit less robust, growth for the remainder of the year.

The rate of inflation continued to drift moderately higher during the quarter, and inflationary pressures are still evident. The Consumer Price Index (CPI) has risen at a 3.1% rate over the past year, while the "core" CPI, which excludes volatile food and energy components, has risen at a 2.3% annual rate. Labor costs also remain in a steady accelerating trend, with recent total compensation (wages and benefits) rising at close to a 5% annual rate. Energy prices surged during the spring, with crude oil reaching $33 a barrel, while natural gas prices rose to an all-time high.

Primarily in response to the tight labor market and concern over future wage inflation, the Fed raised short-term interest rates during May to 6.50%, but left rates unchanged at its June FOMC (Federal Open Market Committee) meeting. The cumulative increase in the Fed's target interest rate during the past 12 months has been 1.75%.

STRATEGY
We increased our corporate bond allocation during the quarter and currently carry a significant overweight in investment grade corporate bonds. We continue to overweight Yankee bonds (e.g., Japanese and European banks) as well as aerospace, defense and cable/media securities.

A major strategy was the purchase of high-quality, long-duration corporates. Because of the yield curve inversion, market participants were unclear on what benchmark to use to price long- maturity corporate bonds. This confusion caused long corporate bonds to underperform shorter maturity corporate bonds by a wide margin. We seized upon this buying opportunity to add high-quality, long corporates at an attractive price level. As these trades started to meet our profit targets, we rotated back into intermediate-duration securities. This strategy proved positive, as performance for long corporates led the Index during the latter part of the quarter.

PERFORMANCE
For the second quarter and year-to-date, the Fund's returns of 1.35% and 2.73%, respectively, trailed the Lehman Brothers Aggregate Bond Index returns of 1.74% and 3.99%, respectively.

OUTLOOK
We are positive on corporate bonds given current valuation levels. We believe that corporate bonds offer value on an absolute basis and as an alternative to competing spread product. We continue to be cautious regarding `event risk' and credit deterioration. We like high quality securities of large market capitalization, solid businesses such as telecommunication companies, sovereigns, and drug companies. In addition, as long-maturity Treasury securities become scarcer, we believe that investors will be forced to find long duration

________________________________________________________________________________
                                                                               2



elsewhere, which would include high-quality corporate issuers. As the Treasury buy-back and yield curve inversion create opportunities regarding the credit curves of certain corporate bond issuers, we expect to take positions in the most attractive part of the issuer curve.

We like Mortgage-backed Securities (MBS) versus U.S. Treasuries, but we do not yet see the catalyst for substantial tightening of spreads. As a result, we are maintaining our current MBS weight. We believe MBS offers very high quality and excellent liquidity, with yield spreads wider than average. We would alter our sector outlook if we perceived that the economy was stronger than consensus and that the Fed would resume its tightening path. We believe that housing, while it will continue to remain strong, has peaked and thus so have prepayments on discount pass-throughs.

While it seems clear that the U.S. economy is no longer in an economic boom and the rate of economic growth has peaked for the cycle, we nonetheless believe that the most recent Government data exaggerates the magnitude of the slowdown. It is most likely that the second quarter witnessed a temporary pause, to be followed by a moderate re-acceleration in economic growth during the second half of the year.

We expect the domestic economy to expand at a 4% annual rate during the remainder of the year, a growth rate above current market and consensus expectations. The implications of this forecast are very significant. In the context of a fully employed economy, a 4% rate of growth is simply too rapid to alleviate inflationary pressures. Consequently, the Fed will likely continue to tighten monetary conditions during the remainder of this year. As the year 2001 unfolds, we expect the domestic economy to exhibit a pattern of progressive weakness with increasing recession risk.

The primary influence on the markets will be the need for continued monetary restraint by the Fed in order to counter the emerging inflation risk, which inevitably exerts downward pressure on the price of all financial assets. The big unknown is the intensity of these opposing forces, specifically the duration and severity of the monetary tightening necessary to effectively reduce economic growth to a non-inflationary rate.

On a short-term basis, we continue to believe that fixed income markets are better positioned than equity markets to withstand the economic and financial pressures that lie ahead.


Sincerely,



/s/ Ruchard H. Forde

Richard H. Forde
PRESIDENT
CIGNA VARIABLE PRODUCTS
INVESTMENT GRADE BOND FUND

--------------------------------------------------------------------------------
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND INVESTMENTS IN SECURITIES   3
JUNE 30, 2000 (UNAUDITED)
                                                            MARKET
                                              PRINCIPAL     VALUE
                                                (000)       (000)
-------------------------------------------------------------------
LONG TERM BONDS AND NOTES - 93.8%
CONSUMER AND RETAIL - 1.1%
Rite-Aid Corp., 7.7%, 2027                      $ 475        $ 209
Wal-Mart Stores, Inc., 6.875%, 2009               625          611
                                                        -----------
                                                               820
                                                        -----------

ENTERTAINMENT AND COMMUNICATIONS - 6.1%
ITT Corp., 7.4%, 2025                             325          278
Lenfest Communications, Inc., 8.25%, 2008         905          892
Nextel Communications, Inc.,                      310          243
    Step Coupon (0 to 9/15/02), 2007
NTL Communications Corp.,                         200          131
    Step Coupon (0 to 10/1/03), 2008
Orange PLC, 9.0%, 2009                            780          788
Time Warner, Inc., 8.18%, 2007                    590          602
U.S. West Communications, Inc., 7.2%, 2004        565          555
Vodafone Airtouch PLC, 7.75%, 2010 (144A
    security acquired June 2000 for $745)*        750          732
Winstar Communications, Inc., 0%, 2010
    (144A security acquired April
    and June 2000 for $342)*                      715          329
                                                        -----------
                                                             4,550
                                                        -----------

FINANCIAL - 13.2%
Abbey Nat'l. Cap., Floating Rate, 8.963%,
    2049                                          765          760
American Express Credit Corp., 6.4%, 2005         350          345
Banc One Corp., 7.75%, 2025                       225          210
Bank One Corp.,
    5.625%, 2004                                  500          466
    6.0%, 2009                                    250          217
Bank Toyko Mitsubishi Ltd, 8.4%, 2010             340          344
BSCH Issurances Ltd, 7.625%, 2009                 320          318
Deutsche Telekom Int'l Finance, 8.25%, 2030       740          751
FertiNitro Finance, Inc., 8.29%, 2020 (144A
    security acquired Feb. 2000 for $138)*        205          127
Finova Capital Corp., 6.625%, 2001                190          178
Ford Motor Credit Co.,
    5.8%, 2009                                    285          248
    7.875%, 2010                                1,845        1,845
Korea Development Bank, 7.625%, 2002
    (144A security acquired September
    1999 for $631)*                               635          630



                                                              MARKET
                                                PRINCIPAL      VALUE
                                                    (000)      (000)
---------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.0%, 2009              $  365     $  325
National Westminister Bank PLC,
    7.375%, 2009                                      250        243
Prudential Ins. Co. of America,  6.875%,
    2003                                              625        617
Sanwa Finance Aruba AEC, 8.35%, 2009                  340        338
Skandinaviska Enskilda, 6.625%, 2049                  250        246
Shinhan Bank, 7.25%, 2002                             620        596
Sumitomo Bank Int'l. NV, 8.5%, 2009                   335        338
Wells Fargo & Co., 7.2%, 2003                         730        727
                                                           ----------
                                                               9,869
                                                           ----------
FOREIGN GOVERNMENT - 3.2%
Brazil (Republic of), Floating Rate, 7.375%,
     2024                                             220        174
Poland (Government of) Step Coupon (4% to
     10/27/00), 2024                                  805        519
Quebec (Province of Canada), 7.5%, 2023               870        858
Russia (When Issued), 2.25%, 2030                     270        102
United Mexican States, 9.785%, 2010                   510        533
Venezuela (Republic of), Floating Rate,
     7.875%, 2007                                     179        145
                                                           ----------
                                                               2,331
                                                           ----------
INDUSTRIAL - 5.1%
Lockheed Martin Corp., 8.5%, 2029                     390        398
Loral Corp., 9.125%, 2022                             535        577
Merck & Co., Inc., 6.3%, 2026                         470        411
Raytheon Co., 8.2%, 2006 (144A security
     acquired Mar. 2000 for $401)*                    600        609
Reliance Inds. Ltd, 10.25%, 2097 (144A
     security acquired Feb. 2000 for $472)*           500        426
Sun Micro Systems, Inc., 7.35%, 2004                  920        916
TFM S.A., Step Coupon (0% to 6/15/02), 2009           640        438
                                                           ----------
                                                               3,775
                                                           ----------

OIL & GAS - 0.9%
Conoco Inc., 6.95%, 2029                              765        695
                                                           ----------
SERVICES - 0.4%
Laidlaw, Inc., 7.875%, 2005**                         890        258
                                                           ----------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND INVESTMENTS IN SECURITIES   4
JUNE 30, 2000 (UNAUDITED) (CONTINUED)

                                                           MARKET
                                              PRINCIPAL    VALUE
                                                (000)      (000)
------------------------------------------------------------------

STRUCTURED SECURITIES - 7.1%
Citibank Credit Card Master Trust,
     5.8%, 2005                                 $   650    $   628
     6.1%, 2008                                     725        686
Commerical Mortgage Asset Trust, 6.64%, 2010        440        415
General Electric Capital Corp.,
     7.5%, 2005                                   1,030      1,041
     7.375%, 2010                                   675        683
IMC Home Equity Loan Trust,
     Floating Rate, 6.72%, 2029                     600        553
MBNA Master Credit Card Trust, 6.4%, 2005           850        839
Nationslink Funding Corp., 7.03%, 2008              445        438
                                                         ----------
                                                             5,283
                                                         ----------
TAXABLE MUNICIPALS - 0.6%
Mississippi  Business Finance Taxable Economic
    Development, 7.81%, 2024                      500         473
                                                        ----------

TRANSPORTATION - 0.5%
Burlington Northern Santa Fe,
    6.125%, 2009                                  170         151
    8.125%, 2020                                  230         230
                                                        ----------
                                                              381
                                                        ----------

UTILITIES - 3.5%
AES Corp., 9.5%, 2009                             150         147
Allied Waste North America, Inc., 10.0%,
  2009                                            215         179
Cleveland Electric Illuminating Co., 7.67%,
  2004                                             45          44
Empressa Nacional De Electric, 8.125%, 2097       295         228
Korea Electric Power Corp., 6.375%, 2003          640         608
Niagara Mohawk Power Corp., 7.375%, 2003          250         247
Texas Utilities Company, 6.375%, 2004             500         476
Toledo Edison Company, 7.875%, 2004               690         674
                                                        ----------
                                                            2,603
                                                        ----------


                                                           MARKET
                                              PRINCIPAL    VALUE
                                                (000)      (000)
------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES - 52.1%
Federal Home Loan Mortgage Corp.,
    5.0%, 2004                              $     500    $    468
    6.625%, 2009                                1,935       1,869
    6.5%, 2026                                    870         805
    7.5%, 2030                                  1,550       1,526
Federal National Mortgage Assoc.,
    6.0%, 2029                                  2,421       2,216
    6.5%, 2029                                  5,953       5,619
    7.0%, 2029                                  1,523       1,470
    7.5%, 2030                                  4,345       4,282
    8.5%, 2030                                  2,712       2,762
Government National Mortgage Assoc.,
    7.5%, 2029                                    448         445
    7.5%, 2030                                    995         983
    8.5%, 2030                                  1,600       1,638
United States Treasury Bonds, 8.75%, 2017       3,805       4,792
United States Treasury Notes,
    5.625%, 2001                                1,500       1,484
    7.875%, 2004                                7,025       7,439
    7.0%, 2006                                    400         414
    6.625%, 2007                                  460         470
                                                        ----------
                                                           38,682
                                                        ----------
TOTAL LONG-TERM BONDS
    (Cost - $69,868)                                       69,720
                                                        ----------

SHORT-TERM OBLIGATIONS - 4.3%
BONDS - 2.3%
Hughes Electronic Corp., 7.451%, 10/23/00
    (144A Security acquired Oct. 1999
    for $499)*                                   500        501
Germany (Republic of), 9.0%, 10/20/00          1,210      1,169
                                                       ----------
                                                          1,670
                                                       ----------

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND INVESTMENTS IN SECURITIES   5
JUNE 30, 2000 (UNAUDITED) (CONTINUED)


                                                             MARKET
                                                 PRINCIPAL    VALUE
                                                   (000)      (000)
------------------------------------------------------------------
U. S. GOVERNMENT  & AGENCIES - 2.0%
Federal Home Loan Banks, 6.48%, 7/3/00           $  1,408   $  1,408
U. S. Treasury Bills, 6.06%, 2/1/01***                 96         96
                                                           ----------
                                                               1,504
                                                           ----------
     TOTAL SHORT-TERM OBLIGATIONS
     (Cost - $3,167)                                           3,174
                                                           ----------
TOTAL INVESTMENTS IN SECURITIES - 98.1%
     (Total Cost - $73,035)                                   72,894
Cash and Other Assets, Less Liabilities - 1.9%                 1,419
                                                           ----------
NET ASSETS - 100%                                           $  74,313
                                                           ==========


* Indicates restricted security; the aggregate value of restricted securities is $3,352,682 (aggregate cost - $3,428,254) which is approximately 4.5% of net assets. Valuations have been furnished by brokers trading in the securities or by a pricing service for all restricted securities.

**    Defaulted securities.

*** Pledged as collateral for Financial Futures Contracts. At June 30, 2000, the Fund was long 15 5-year and 10 30-year Treasury Bond futures contracts and short 28 10-year Treasury Bond futures contracts, all expiring in September 2000. Net unrealized gains amounted to $19,796. Underlying face values of the long and short positions were $2,426,563 and $(2,745,250), respectively, and underlying market values were $2,458,672 and $(2,757,563), respectively.



             ------------------------------------------------------------------

              PORTFOLIO COMPOSITION (UNAUDITED)
              June 30, 2000
                                                          MARKET       % OF
              QUALITY RATINGS* OF                          VALUE      MARKET
              BONDS                                        (000)      VALUE
              -----------------------------------------------------------------
              Aaa/AAA                                    $  45,929       64.3%
              Aa/AA                                          3,883        5.4%
              A/A                                            6,638        9.3%
              Baa/BBB                                        9,618       13.5%
              Ba/BB                                          2,820        4.0%
              B/B                                            1,495        2.1%
              Caa/CCC                                          209        0.3%
              Ca/CC                                            258        0.4%
              Not Rated                                        540        0.8%
                                                         ----------------------
                                                          $ 71,390      100.0%
                                                         ======================
              ------------------------------------------------------------------

              *The higher of Moody's or Standard & Poor's Ratings.



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             6



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
(IN THOUSANDS)

ASSETS:
Investments at market value
    (Cost $73,035)                               $ 72,894
Cash                                                   97
Interest receivable                                 1,011
Adviser reimbursement receivable                       19
Receivable for investments sold                     6,133
Variation margin receivable                            20
Other                                                   1
                                              ------------
      TOTAL ASSETS                                 80,175
                                              ------------

LIABILITIES:
Payable for investments purchased                   5,796
Accrued advisory fees payable                          27
Administrative fees payable                            12
Custodian fees payable                                 10
Shareholder reports payable                             3
Audit and legal fees payable                            2
Other                                                  12
                                              ------------
      TOTAL LIABILITIES                             5,862
                                              ------------

NET ASSETS (equivalent to $9.79 per share
    based on 7,588 shares of beneficial
    interest outstanding; unlimited number
    of shares authorized)                        $ 74,313
                                              ============

COMPONENTS OF NET ASSETS:
Paid-in capital                                  $ 74,376
Undistributed net investment income                 1,763
Unrealized depreciation of investments,
    futures and currencies                           (103)
Accumulated net realized loss                      (1,723)
                                              ------------
NET ASSETS                                       $ 74,313
                                              ============



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
(IN THOUSANDS)

INVESTMENT INCOME
INCOME:
    Interest                                              $ 1,856
                                                          --------

EXPENSES:
    Investment advisory fees                                  130
    Administrative fees                                        12
    Custodian fees                                             26
    Audit and legal fees                                        2
    Shareholder reports                                         2
    Registration expense                                       10
    Other                                                       2
                                                       -----------
    Total expenses                                            184
    Less expenses waived by adviser                           (54)
                                                       -----------

    Net expenses                                              130
                                                       -----------

NET INVESTMENT INCOME                                       1,726
                                                       -----------
REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS
    Net realized loss from investments                       (939)
    Unrealized appreciation of investments                    667
    Unrealized appreciation of futures and
        currencies                                             19
                                                       -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                              (253)
                                                       -----------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $ 1,473
                                                       ===========



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             7


STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                    ENDED          YEAR ENDED
                                                   JUNE 30,       DECEMBER 31,
                                                     2000             1999
                                                  ------------    --------------
OPERATIONS:
Net investment income                                 $ 1,726           $ 1,298
Net realized loss from investments                       (939)             (766)
Unrealized (appreciation) depreciation on
    investments                                           667              (788)
Unrealized (appreciation) depreciation on
    Futures and currencies                                 19                 -
                                                  ------------    --------------
Net increase (decrease) in net assets
    from operations                                     1,473              (256)
                                                  ------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.32 per share)                -            (1,280)
                                                  ------------    --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from shares sold                          34,747            42,395
Value of distributions reinvested                           -             1,280
                                                  ------------    --------------
                                                       34,747            43,675
Cost of shares redeemed                                (1,168)           (2,878)
                                                  ------------    --------------
Net increase from capital share transactions           33,579            40,797
                                                  ------------    --------------
NET INCREASE IN NET ASSETS                             35,052            39,261
NET ASSETS:
Beginning of period                                    39,261                 -
                                                  ------------    --------------
End of period (including undistributed
    net investment income of $1,763 and
    $37, respectively)                               $ 74,313          $ 39,261
                                                  ============    ==============


TRANSACTIONS IN CAPITAL STOCK


Shares sold                                             3,589             4,278
Shares issued in reinvestment of
    dividends and distributions                             -               135
                                                  ------------    --------------
                                                        3,589             4,413
Shares redeemed                                          (122)             (292)
                                                  ------------    --------------
Net increase in shares outstanding                      3,467             4,121
                                                  ============    ==============


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)                                                                    8


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Variable Products Investment Grade Bond Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of fixed-income securities. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Prices are taken from the primary market in which the security trades. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CURRENCY TRANSLATION AND FORWARD CURRENCY CONTRACTS - Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates as follows: assets and liabilities at the rate of exchange at the end of the period, purchases and sales of securities and expenses at the rate of exchange prevailing on the dates of such transactions. The Fund from time to time may enter into foreign currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund enters into these transactions either on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency exchange contracts to purchase

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)                                                        9


or sell foreign currencies. Realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses arising from the sale of holdings of foreign currencies, foreign currency exchange rate fluctuations between trade dates and settlement dates on securities transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received.

F. FUTURES CONTRACTS - The Fund may purchase financial futures contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.50% of the Fund's average net assets. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.50% of average daily net assets until April 30, 2001, and afterwards to the extent described in the Fund's prospectus.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2000, the Fund paid or accrued $12,350.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the six months ended June 30, 2000 were $135,679,266 and $102,571,259, respectively.

As of June 30, 2000, the cost of securities for federal income tax purposes was $73,172,791. At June 30, 2000 unrealized depreciation for federal income tax purposes aggregated $278,884 of which $338,523 related to appreciated securities and $617,407 related to depreciated securities.

5. CAPITAL STOCK. The Fund offers an unlimited number of shares of beneficial interest without par value. All of the shares outstanding at June 30, 2000 were held by Connecticut General Life Insurance Company relating to variable annuity and universal life insurance contracts issued by that company.

________________________________________________________________________________
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)                                                       10


6. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


--------------------------------------------------------------------------------
                                              (UNAUDITED)          FROM MAY 3,
                                              6 MOS. ENDED          1999* TO
                                               JUNE 30,           DECEMBER 31,
                                                 2000               1999
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD              $ 9.53            $  10.00
                                                ---------          ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                               0.22                0.33
Net realized and unrealized gain (loss)            0.04               (0.48)
                                                   -----              ------
TOTAL FROM INVESTMENT OPERATIONS                   0.26               (0.15)
                                                   -----              ------
LESS DISTRIBUTIONS:
From net investment income                           -                (0.32)
From capital gains                                   -                   -
                                                   -----              ------

TOTAL DISTRIBUTIONS                                  -                (0.32)
                                                   -------           -------
NET ASSET VALUE, END OF PERIOD                   $ 9.79             $  9.53
                                                 =========          =========
TOTAL INVESTMENT RETURN (a) (c)                    2.73% (c)          -1.48% (c)
RATIOS TO AVERAGE NET ASSETS:
Net expenses                                       0.50% (b)           0.50% (b)
Net investment income                              6.63% (b)           6.09% (b)
Fees and expenses borne by the Adviser             0.18% (b)           0.29% (b)
Portfolio turnover                                  204% (c)            303% (c)
Net assets, end of period (000 omitted)         $ 74,313            $ 39,261


(a) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Annualized
(c) Not annualized
 *  Commencement of operations






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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                            11





______________________________________________________________________________________________________________________
TRUSTEES                                                                              OFFICERS

                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA RETIREMENT & INVESTMENT
ADVISORY DIRECTOR                          SERVICES AND CHAIRMAN OF THE BOARD,        Richard H. Forde
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       PRESIDENT


Russell H. Jones                           Paul J. McDonald
VICE PRESIDENT AND TREASURER               SPECIAL ADVISOR TO BOARD OF DIRECTORS      Alfred A. Bingham III
KAMAN CORPORATION                          FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY
_______________________________________________________________________________________________________________________

CIGNA Variable Products Investment Grade Bond Fund is an open-end, diversified management investment company that invests primarily in fixed-income securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.